Exhibit 10.6

EXECUTION VERSION

INCREMENTAL TERM LOAN AMENDMENT AND FIFTH AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

This INCREMENTAL TERM LOAN AMENDMENT AND FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this “Agreement”) dated as of September 6, 2019 (the “Fifth Amendment Effective Date”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Company”), the Australian Borrowers, the Canadian Borrowers, the Guarantors, the Lenders party hereto, each of the Persons identified as “Incremental Term A-1 Lenders” on the signature pages hereto (each, an “Incremental Term A-1 Lender”), the L/C Issuers party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below), as amended hereby.

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, entered into that certain Fourth Amended and Restated Credit Agreement dated as of December 18, 2015 (as heretofore amended and modified, the “Credit Agreement”);

WHEREAS, the Company has requested a waiver of the Incremental Cap as set forth below in Section 1 of this Agreement, and pursuant to Section 2.02(f) of the Credit Agreement, the Company has requested that each Incremental Term A-1 Lender provide to the Company a portion of an Incremental Term Loan under the Credit Agreement in the aggregate amount of $687,500,000 (the “Incremental Term A-1 Loan”);

WHEREAS, each Incremental Term A-1 Lender has agreed to provide a portion of the Incremental Term A-1 Loan on the terms and conditions set forth herein and to become a “Lender” under the Credit Agreement in connection therewith;

WHEREAS, the Company has also requested certain amendments to the Credit Agreement and other Loan Documents as set forth in Section 3 below; and

WHEREAS, the Administrative Agent, each Incremental Term A-1 Lender, each L/C Issuer, and the Required Lenders have agreed to provide the requested waiver set forth below and the requested amendments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Waiver. By signing below, the Administrative Agent and the Required Lenders hereby waive the Incremental Cap in the Credit Agreement (prior to the amendment hereby), and agree that the terms and provisions of this Agreement shall not be limited by Section 2.02(f) of the Credit Agreement (prior to the amendment hereby). This waiver is limited solely to the waiver of the Incremental Cap set forth in the immediately preceding sentence, and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Documents or under applicable law and, except as specifically provided in this Section 1, nothing herein shall modify or affect the obligations of the Loan Parties to comply with each and every duty, term, condition or covenant contained in the Credit Agreement and the other Loan Documents.

2.    Incremental Term Loans.

(a)    Each Incremental Term A-1 Lender severally agrees to make its portion of the Incremental Term A-1 Loan in a single advance to the Borrower on Fifth Amendment Effective Date in Dollars in the amount of its respective Incremental Term A-1 Loan Commitment set forth opposite such Incremental Term A-1 Lender’s name on Schedule I attached hereto (each an “Incremental Term A-1 Loan Commitment” and, collectively, the “Incremental Term A-1 Loan Commitments”), on the terms set forth herein and in the Credit Agreement (as amended hereby), and subject to the conditions set forth herein. The Incremental Term A-1 Loan shall be deemed to be a “Term Loan” as defined in the Credit Agreement (as amended hereby) for all purposes of the Loan Documents, having terms and provisions identical to those applicable to the Existing Term Loans, except as otherwise set forth in this Agreement.

(b)    The Incremental Term A-1 Loan shall be made as a single Borrowing, with an initial Interest Period that commences on the Fifth Amendment Effective Date. The Borrowing of the Incremental Term A-1 Loan made on the Fifth Amendment Effective Date shall be made as Base Rate Loans unless the Company delivers a funding indemnity letter to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, not less than three (3) Business Days prior to the date of the Borrowing of the Incremental Term A-1 Loan. The Applicable Rate with respect to the Incremental Term A-1 Loan shall be equal to the Applicable Rate for the Existing Term Loans.

(c)    The Maturity Date for the Incremental Term A-1 Loan shall be the “Maturity Date” set forth in the Credit Agreement.

(d)    The Borrower shall repay to the Incremental Term A-1 Lenders the principal amount of the Incremental Term A-1 Loan in installments on the last Business Day of each March, June, September and December and on the Maturity Date, commencing on December 31, 2019, in the amount of 1.250% of the original principal amount of the Incremental Term A-1 Loan (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), unless accelerated sooner pursuant to Section 9.02, and otherwise in accordance with and subject to Section 2.07 of the Credit Agreement.

(e)    The Incremental Term A-1 Loan Commitments of the Incremental Term A-1 Lenders as set forth in Section 2(a) shall terminate upon the making of the Incremental Term A-1 Loan on the Fifth Amendment Effective Date. Notwithstanding anything to the contrary contained herein or in the Credit Agreement, from and after the Fifth Amendment Effective Date, the Existing Term Loans and the Incremental Term A-1 Loan shall constitute a single class of Term Loans for all purposes under the Credit Agreement (as amended hereby), and the outstanding principal amount of such combined class of Term Loans and Pro Rata Share of the Term Loans for each of the Lenders, in each case, after giving effect to the Borrowing of the Incremental Term A-1 Loan contemplated hereby, shall be as set forth on Schedule 2.01 attached hereto.

(f)    Each Incremental Term A-1 Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (C) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (D) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the Arrangers or any other Lender, and (E) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement; (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto.

(g)    Each of the Administrative Agent, the Borrowers, and the Guarantors agrees that, upon the Fifth Amendment Effective Date, each Incremental Term A-1 Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (iii) be subject to and bound by the terms of the Credit Agreement and the Loan Documents and have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

(h)    The address of each Incremental Term A-1 Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such Incremental Term A-1 Lender to the Administrative Agent.

3.    Amendments.

(a)    The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Attributed Principal Amount” means, on any day, with respect to any Permitted Receivables Financing entered into by the Company or any other Loan Party, the aggregate amount (with respect to any such transaction, the “Invested Amount”) paid to, or borrowed by, such Person as of such date under such Permitted Receivables Financing, minus the aggregate amount received by the applicable Receivables Financier and applied to the reduction of the Invested Amount under such Permitted Receivables Financing.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“BofA Securities” means BofA Securities, Inc.

“Citibank” means Citibank, N.A.

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning specified in Section 11.25.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Existing Term Loan” has the meaning specified in Section 2.01(b).

“Fifth Amendment” means that certain Incremental Term Loan Amendment and Fifth Amendment to this Agreement and Omnibus Amendment to Loan Documents dated as of the Fifth Amendment Effective Date among the Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agent.

“Fifth Amendment Effective Date” means September 6, 2019.

“Incremental Leverage Ratio Requirement” means, for purposes of the Incremental Cap, the requirement that the Company shall have delivered to the Administrative Agent a Compliance Certificate demonstrating that immediately after giving pro forma effect to the applicable institution of Incremental Revolving Credit Increases and/or Incremental Term Loans and the use of proceeds therefrom (and any related Acquisitions, other Investments or other transactions in connection therewith), (a) the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter end for which financial statements were required to be delivered pursuant to Section 7.01(a) or 7.01(b) and (b) the Consolidated Leverage Ratio does not exceed 2.50 to 1.00 (it being understood that any institution of Incremental Revolving Credit Increases and/or Incremental Term Loans in reliance on clause (b) of the definition of “Incremental Cap” may be incurred prior to any institution of Incremental Revolving Credit Increases and/or Incremental Term Loans in reliance on clause (a) of the definition of “Incremental Cap”, and, in the case of a simultaneous institution of Incremental Revolving Credit Increases and/or Incremental Term Loans of the maximum amount permitted to be incurred under clause (a) of the definition of “Incremental Cap”, the Company shall not be required to give pro forma effect to any such institution of Incremental Revolving Credit Increases and/or Incremental Term Loans in reliance on clause (a) of the definition of “Incremental Cap”); provided, that, for the purpose of calculating the Consolidated Leverage Ratio pursuant to this definition, any Incremental Revolving Credit Increase shall be deemed to be fully drawn.

“Incremental Term A-1 Loan” has the meaning given to such term in the Fifth Amendment.

“Permitted Receivables Financing” means any one or more receivables financings in which the Company or any Subsidiary (a) conveys or sells any accounts (as defined in the Uniform Commercial Code as in effect in the State of New York), payment intangibles (as defined in the Uniform Commercial Code as in effect in the State of New York), notes receivable, rights to future lease payments or residuals (collectively, together with certain property relating thereto and the right to collections thereon and any proceeds thereof, being the “Transferred Assets”) to any Person that is not a Subsidiary or Affiliate of the Company (with respect to any such transaction, the “Receivables Financier”), (b) borrows from such Receivables Financier and secures such borrowings by a pledge of such Transferred Assets and/or (c) otherwise finances its acquisition of such Transferred Assets and, in connection therewith, conveys an interest in such Transferred Assets to the Receivables Financier; provided that (A) the aggregate Attributed Principal Amount for all such financings shall not at any time exceed $300,000,000 and (B) such financings shall not involve any recourse to the Company or any Subsidiary for any reason other than (w) repurchases of non-eligible assets, (x) indemnifications for losses or dilution other than credit losses related to the Transferred Assets, (y) any obligations not constituting Indebtedness under servicing arrangements for the receivables or (z) representations, warranties, covenants, indemnities and guarantees of performance entered into by the Company or any Subsidiary which the Company has determined in good faith to be customary in a receivables financing, including absorbing dilution amounts.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning specified in Section 11.25.

“Receivables Financier” has the meaning specified in the definition of Permitted Receivables Financing in Section 1.01.

“Supported QFC” has the meaning specified in Section 11.25.

“Transferred Assets” has the meaning specified in the definition of Permitted Receivables Financing in Section 1.01.

“U.S. Special Resolution Regimes” has the meaning specified in Section 11.25.

(b)    The following definitions in Section 1.01 of the Credit Agreement are amended and restated in their entirety to read as follows:

“Administrative Agent Fee Letter” means the letter agreement, dated November 10, 2015, among the Company, Bank of America and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

“Arrangers” means BofA Securities, PNC Bank, National Association and Wells Fargo Bank, National Association.

“Domestic Obligor” means any Loan Party that is organized or existing under the laws of the United States, any state of the United States or the District of Columbia.

“Domestic Subsidiary” means any Subsidiary that is organized or existing under the laws of the United States, any state of the United States or the District of Columbia.

“Incremental Cap” means, as of any date of determination, the sum of (a) the total of (i) $400,000,000, minus (ii) the aggregate amount of all Incremental Revolving Credit Increases instituted after the Fifth Amendment Effective Date and prior to such date of determination in reliance on clause (a)(i) above, minus (iii) the aggregate principal amount of all Incremental Term Loans instituted after the Fifth Amendment Effective Date and prior to such date of determination in reliance on clause (a)(i) above, plus (b) an unlimited amount so long as the Incremental Leverage Ratio Requirement is satisfied at the time of the applicable institution of Incremental Revolving Credit Increases and/or Incremental Term Loans.

“Term Loans” means the Existing Term Loans and the Incremental Term A-1 Loan.

(c)    The definition of “L/C Issuers” in Section 1.01 of the Credit Agreement is amended to replace the reference to “Citibank, N.A.” with “Citibank”.

(d)    The definition of “MLPF&S” in Section 1.01 of the Credit Agreement is deleted in its entirety.

(e)    Section 1.02 of the Credit Agreement is amended to add a new clause (e) at the end of such Section to read as follows:

“(e)    Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company or a partnership, or an allocation of assets to a series of a limited liability company or a partnership (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company or a partnership shall constitute a separate Person hereunder (and each division of any limited liability company or partnership that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).”

(f)    Article I of the Credit Agreement is amended to add a new Section 1.13 at the end of such Article to read as follows:

“Section 1.13    Rates.

The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including any LIBOR Successor Rate) or the effect of any of the foregoing, or of any LIBOR Successor Rate Conforming Changes.”

(g)     Section 2.01(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(b)    Term Borrowings. Subject to the terms and conditions set forth herein and in the Fourth Amendment, each Lender made a single loan (each such loan, an “Existing Term Loan”) to the Company, in Dollars, on the Fourth Amendment Effective Date in an

amount not to exceed such Lender’s Term Loan Commitment. Term Loans repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.”

(h)    Section 2.02(f) of the Credit Agreement is amended to (i) replace each reference to “Fourth Amendment Effective Date” in such Section with “Fifth Amendment Effective Date” and (ii) revise the proviso in the lead-in to such Section to read as follows:

“; provided that the aggregate amount of all such Incremental Revolving Credit Increases and Incremental Term Loans shall not exceed the Incremental Cap:”

(i)    Section 2.03(a)(ii) of the Credit Agreement is amended to (i) delete “or” at the end of clause (H) and add “; or” at the end of clause (I) and (ii) add the following new clause (J) immediately following clause (I) and prior to the period:

“(J)    with respect to Citibank (in its capacity as an L/C Issuer), if after the issuance of such Letter of Credit, the aggregate amount of the outstanding Letters of Credit issued by Citibank would exceed $175,000,000 (or such greater amount as agreed upon by Citibank and the Company, and acknowledged by the Administrative Agent)”

(j)    Each of (i) the reference to “Term Loans” in Section 2.06(b) and (ii) the references to “Term Loans” in Section 2.07(a) of the Credit Agreement is hereby replaced with a reference to “Existing Term Loans”.

(k)    Section 2.07 of the Credit Agreement is amended to add a new clause (d) at the end of such section to read as follows:

“(d)    Incremental Term Loans. The Company shall repay to the applicable Lenders making Incremental Term Loans the outstanding principal amount of such Incremental Term Loans in the installments, on the dates and in the amounts agreed pursuant to the Incremental Term Loan Amendment for such Incremental Term Loans (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), unless accelerated sooner pursuant to Section 9.02; provided, that, (i) the final principal repayment installment of such Incremental Term Loans shall be repaid on the maturity date set forth in the Incremental Term Loan Amendment for such Incremental Term Loans and in any event shall be in an amount equal to the aggregate principal amount of such Incremental Term Loans outstanding on such date, and (ii) (A) if any principal repayment installment to be made by the Company (other than principal repayment installments on Eurocurrency Rate Loans) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be, and (B) if any principal repayment installment to be made by the Company on a Eurocurrency Rate Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day.”

(l)    Section 2.09(b) of the Credit Agreement is amended to replace the reference to “MLPF&S” in such Section with “BofA Securities (as successor in interested to Merrill Lynch, Pierce, Fenner & Smith Incorporated)”.

(m)    Section 6.12(d) of the Credit Agreement is amended to read as follows:

“(d)    As of the Fifth Amendment Effective Date, no Borrower is or will be using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Borrower’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement.”

(n)    Section 7.02(c) of the Credit Agreement is hereby amended to add “(x)” immediately prior to the words “the amount of” and add the following language at the end of such Section:

“and (y) the formation or acquisition of any Foreign Subsidiary during the period covered by such financial statements, together with (i) jurisdiction of formation, (ii) number of shares of each class of Capital Stock outstanding, (iii) number and percentage of outstanding shares of each class owned (directly or indirectly) by the Company or any Subsidiary and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto;”

(o)    Clause (x) of the introductory language of Section 7.12 of the Credit Agreement is amended to add the word “Domestic” immediately prior to the word “Subsidiary”.

(p)    Section 8.01 of the Credit Agreement is amended to (i) delete “and” at the end of clause (x) and add “and” at the end of clause (y) and (ii) add the following new clause (z) immediately following clause (y) and prior to the period:

“(z)    Liens in favor of a Receivables Financier created or deemed to exist in connection with a Permitted Receivables Financing (including any related filings of any financing statements and any Liens on deposit and securities accounts maintained in connection with any Permitted Receivables Financing), but only to the extent that any such Lien relates to the applicable Transferred Assets actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such transaction”

(q)    Section 8.03 of the Credit Agreement is amended to (i) delete “and” at the end of clause (n) and add “and” at the end of clause (o) and (ii) add the following new clause (p) immediately following clause (o) and prior to the period:

“(p)    obligations in connection with any Permitted Receivables Financing, to the extent such obligations constitute Indebtedness”

(r)    The portion of Section 8.05 of the Credit Agreement preceding clause (a) is amended and restated in its entirety to read as follows:

“Make any Disposition, other than any Permitted Receivables Financing, unless”

(s)    Section 8.09(a) of the Credit Agreement is amended to (i) delete “or” at the end of clause (5) and add “or” at the end of clause (6) and (ii) add the following clause (7) immediately following clause (6) and prior to the period:

“(7) any documents executed in connection with any Permitted Receivables Financing (but only to the extent that the related prohibitions against other encumbrances pertain to the applicable Transferred Assets actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such Permitted Receivables Financing)”

(t)    Section 8.13(c) of the Credit Agreement is amended to revise the proviso in such Section to read as follows:

“; provided, that, with respect to any Foreign Subsidiary (other than a Foreign Borrower), written notice of any such change shall only be required to be provided to the Administrative Agent not later than concurrently with the delivery of the financial statements referred to in Section 7.01(a) (or not later than the last day allowed for delivery of the applicable financial statements pursuant to Section 7.01(a)) for the fiscal period most recently ended following such change.”

(u)    Section 11.06(f) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(f)    Resignation as an L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, (i) if at any time any L/C Issuer assigns all of its Commitments and Loans pursuant to subsection (b) above, such L/C Issuer may upon thirty (30) days’ notice to the Company and the Lenders, resign as an L/C Issuer and (ii) if at any time Bank of America assigns all of its Commitments and Loans pursuant to subsection (b) above, Bank of America may upon thirty (30) days’ notice to the Company, resign as Swing Line Lender. In the event of any such resignation as an L/C Issuer or Swing Line Lender, the Company shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Company to appoint any such successor shall affect the resignation of such L/C Issuer as an L/C Issuer or Bank of America as Swing Line Lender, as the case may be. If any L/C Issuer resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as a Swing Line Lender, it shall retain all the rights of a Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to such L/C Issuer to effectively assume the obligations of such L/C Issuer with respect to such Letters of Credit.

(v)    Section 11.07 of the Credit Agreement is amended to replace each reference to “MLPF&S” in such Section with “BofA Securities”.

(w)    Section 11.24 of the Credit Agreement is amended and restated in its entirety to read as follows:

“(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or this Agreement,

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)    In addition, unless Section 11.24(a)(i) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in Section 11.24(a)(iv), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).”

(x)    Article XI of the Credit Agreement is amended to add a new Section 11.25 at the end of such Article to read as follows:

“Section 11.25    Acknowledgement Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States)

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under such U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under such U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.”

(y)    The Pledge Agreement is amended to add a new Section 7.18 after Section 7.17 Article to read as follows:

“7.18    Acknowledgement Regarding Any Supported QFCs. The terms of Section 11.25 of the Credit Agreement with respect to acknowledgement regarding any Supported QFCs is incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.”

(z)    The Security Agreement is amended to add a new Section 7.17 after Section 7.16 Article to read as follows:

“7.17    Acknowledgement Regarding Any Supported QFCs. The terms of Section 11.25 of the Credit Agreement with respect to acknowledgement regarding any Supported QFCs is incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.”

(aa)     Schedule 2.01 to the Credit Agreement is amended and restated in its entirety as set forth on Schedule 2.01 attached hereto.

4.    Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)    Receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrowers, the Guarantors, the L/C Issuers, the Required Lenders (including each Incremental Term A-1 Lender), and the Administrative Agent.

(b)    Receipt by the Administrative Agent of a Term Note executed by the Company for each Incremental Term A-1 Lender making an Incremental Term A-1 Loan Commitment pursuant to this Agreement that has requested a Term Note.

(c)    Receipt by the Administrative Agent of a certificate of each Loan Party dated as of the Fifth Amendment Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching resolutions adopted by such Loan Party approving or consenting to the institution of the Incremental Term A-1 Loan and (ii) in the case of the Company, certifying that (i) the representations and warranties of the Company and each other Loan Party set forth in Article VI of the Credit Agreement and any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date (and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement) and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)    Upon the reasonable request of any Lender made at least ten days prior to the Fifth Amendment Effective Date, the Company shall have provided to such Lender the documentation and other information so requested in order to comply with its ongoing obligations under applicable “know your customer” and anti-money-laundering rules and regulations, including the Act, in each case at least five days prior to the Fifth Amendment Effective Date.

(e)    Payment by the Company of all agreed fees and expenses (including reasonable attorney’s fees of the Administrative Agent).

6.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as affected and amended by this Agreement.

(b)    Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement (as amended by this Agreement). This Agreement is a Loan Document.

(c)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(d)    The Loan Parties hereby represent and warrant as follows:

(i)    Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii)    This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (A) applicable Debtor Relief Laws and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement, except for any filings that the Company or any of its Subsidiaries may be required to make with the Securities and Exchange Commission or pursuant to applicable stock exchange rules, which the Company expects to file promptly upon execution of this Agreement;

(iv)    The representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date (and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement); and

(v)    No event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or digital/electronic transmission (e.g., PDF format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	QUANTA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Vice President – Finance and Treasurer

QSI FINANCE (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

	By:	/s/ Scot P. Fluharty
	Name:	Scot P. Fluharty
	Title:	Director

QSI FINANCE V (US), L.P., a Delaware limited partnership

By: QSI FINANCE IV (CANADA) ULC, its managing partner

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
	Name:	Gerald Albert Ducey, Jr.
	Title:	Director

	By:	/s/ Scot P. Fluharty
	Name:	Scot P. Fluharty
	Title:	Director

QSI FINANCE X (CANADA) ULC, a British Columbia corporation

	By:	/s/ Nicholas M. Grindstaff
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTORS:	1 DIAMOND, LLC
ADVANCED ELECTRIC SYSTEMS, LLC
APPRENTICESHIP PROGRAMS, INC.
ARCANUM CHEMICALS, LLC
ARNETT & BURGESS PIPELINERS (ROCKIES) LLC
B&N CLEARING AND ENVIRONMENTAL, LLC
BRENT WOODWARD, INC.
BRINK CONSTRUCTORS, INC.
CONAM CONSTRUCTION CO.
CONTI COMMUNICATIONS, INC.
CRUX SUBSURFACE, INC.
DACON CORPORATION
DASHIELL CORPORATION
DOMINO HIGHVOLTAGE SUPPLY, LLC
ENERGY CONSULTING GROUP, LLC
FIELD PERSONNEL SERVICES, LLC
FIVE POINTS CONSTRUCTION CO.
GRID CREATIVE, INC.
GRID MANUFACTURING CORPORATION
GRID TRAINING CORPORATION
HARGRAVE POWER, INC.
HAVERFIELD INTERNATIONAL INCORPORATED
HERITAGE MIDSTREAM, LLC
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE FIELD SERVICES, LLC
INFRASOURCE SERVICES, LLC
INTERMOUNTAIN ELECTRIC, INC.
IONEARTH, LLC
IRBY CONSTRUCTION COMPANY
ISLAND MECHANICAL CORPORATION
JBT ELECTRIC, LLC
J.C.R. CONSTRUCTION CO., INC.
J.W. DIDADO ELECTRIC, LLC
LAZY Q RANCH, LLC
LAZY Q TRAINING CENTER, LLC
MEARS EQUIPMENT SERVICES, LLC
MEARS GROUP, INC.
MEARS INSTALLATION, LLC
MEJIA PERSONNEL SERVICES, INC.
M. G. DYESS, INC.
MICROLINE TECHNOLOGY CORPORATION
MID AMERICA ENERGY SERVICES, INC.
M. J. ELECTRIC, LLC
MTS QUANTA, LLC
NLC CA., INC.
NLC ID., INC.
NLC FL., INC.
NLC TX., INC.
NORTHERN POWERLINE CONSTRUCTORS, INC.
NORTHSTAR ENERGY SERVICES, INC.

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

NOVA EQUIPMENT LEASING, LLC
NOVA GROUP, INC.
NOVA NEXTGEN SOLUTIONS, LLC
NPC ENERGY SERVICES LLC
PAR ELECTRICAL CONTRACTORS, INC.
PERFORMANCE ENERGY SERVICES, L.L.C.
PHOENIX POWER GROUP, INC.
POTELCO, INC.
POWER DELIVERY PROGRAM, INC.
PRICE GREGORY INTERNATIONAL, INC.
PRICE GREGORY SERVICES, LLC
PROBST ELECTRIC, INC.
QES GP, LLC
QP ENERGY SERVICES, LLC
QPS ENGINEERING, LLC
QSI ENGINEERING, INC.
QSI FINANCE GP (US), LLC
QSI FINANCE I (US), L.P.
QSI, INC.
QTSL, LLC
QUANTA ASSET MANAGEMENT LLC
QUANTA AVIATION SERVICES, LLC
QUANTA CAPITAL GP, LLC
QUANTA CAPITAL LP, L.P.
QUANTA CAPITAL SOLUTIONS, INC.
QUANTA ELECTRIC POWER CONSTRUCTION, LLC
QUANTA ELECTRIC POWER SERVICES, LLC
QUANTA ELECTRIC POWER SERVICES WEST, LLC
QUANTA ENERGIZED SERVICES U.S., LLC
QUANTA ENERGY SERVICES, LLC
QUANTA EQUIPMENT COMPANY, LLC
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA INFRASTRUCTURE SERVICES, LLC
QUANTA INLINE DEVICES, LLC
QUANTA MARINE SERVICES, LLC
QUANTA PIPELINE SERVICES, INC.
QUANTA POWER GENERATION, INC.
QUANTA SERVICES WEST, LLC
QUANTA SUBSURFACE, LLC
QUANTA TECHNOLOGY, LLC
QUANTA TELECOMMUNICATION SERVICES, LLC
QUANTA UTILITY ENGINEERING SERVICES, INC.
QUANTA UTILITY INSTALLATION COMPANY, INC.
REALTIME ENGINEERS, INC.
REALTIME UTILITY ENGINEERS, INC.
RMS HOLDINGS, LLC
ROAD BORE CORPORATION
SERVICE ELECTRIC COMPANY
SOUTHWEST TRENCHING COMPANY, INC.
STRONGHOLD GENERAL, LLC
STRONGHOLD SPECIALTY GENERAL, LLC

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SUMMIT LINE CONSTRUCTION, INC.
SUMTER UTILITIES, INC.
T. G. MERCER CONSULTING SERVICES, INC.
THE ASPEN UTILITY COMPANY, LLC
THE COMTRAN GROUP, INC.
THE RYAN COMPANY, INC.
UNDERGROUND CONSTRUCTION CO., INC.
UNDERGROUND ELECTRIC CONSTRUCTION COMPANY, LLC
UTILITY TRAINING SERVICES CORPORATION
VALARD CONSTRUCTION, LLC
WINCO, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

CAN-FER UTILITY SERVICES, LLC

By:	Mejia Personnel Services, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA ASSOCIATES, L.P.

By:	Quanta Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Vice President – Finance and Treasurer

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:	QSI, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

STRONGHOLD, LTD.
STRONGHOLD SPECIALTY, LTD.

By:	QES GP, LLC,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

CAT-SPEC, LTD.
ELITE TURNAROUND SPECIALISTS, LTD.
STRONGHOLD TOWER GROUP, LTD.

By:	Stronghold Specialty General, LLC,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

CITADEL INDUSTRIAL SERVICES, LTD.
DORADO SPECIALTY SERVICES, LTD.
ELITE FABRICATION, LTD.
ELITE PIPING & CIVIL, LTD.
SPECIALTY TANK SERVICES, LTD.
STRONGHOLD INSPECTION, LTD.
TURNKEY AUTOMATION, LTD.

By:	Stronghold General, LLC,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Anthony W. Kell
	Name:	Anthony W. Kell
	Title:	Vice President

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, an Incremental Term A-1 Lender and an L/C Issuer

	By:	/s/ Adam Rose
	Name:	Adam Rose
	Title:	SVP

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and an Incremental Term A-1 Lender

By:	/s/ Andrea Kinnik
Name:	Andrea Kinnik
Title:	Senior Vice President

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an Incremental Term A-1 Lender

By:	/s/ Mark B. Felker
Name:	Mark B. Felker
Title:	Managing Director

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Blakely Engel
Name:	Blakely Engel
Title:	Vice President

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL,
as a Lender, an Incremental Term A-1 Lender and an L/C Issuer

By:	/s/ Shahrokh Shah
Name:	Shahrokh Shah
Title:	Managing Director

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

HSBC BANK USA, N.A.,
as a Lender and an Incremental Term A-1 Lender

By:	/s/ Chase Gavin
Name:	Chase Gavin
Title:	Vice President

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,
as a Lender and an Incremental Term A-1 Lender

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Executive Director

By:	/s/ Miriam Trautman
Name:	Miriam Trautman
Title:	Senior Vice President

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and an Incremental Term A-1 Lender

By:	/s/ Jonathan F. Lindvall
Name:	Jonathan F. Lindvall
Title:	Senior Vice President

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender and an Incremental Term A-1 Lender

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Director

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender and an L/C Issuer

By:	/s/ Cynthia Goodwin
Name:	Cynthia Goodwin
Title:	Sr. Vice President
GEID: 1010458932
Citibank, N.A.

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY,
as a Lender and an Incremental Term A-1 Lender

By:	/s/ Sarah Salmon
Name:	Sarah Salmon
Title:	Senior Vice President

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as a Lender and an Incremental Term A-1 Lender

By:	/s/ Karmyn Paul
Name:	Karmyn Paul
Title:	Vice President

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

MUFG BANK, LTD. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),
as a Lender and an Incremental Term A-1 Lender

By:	/s/ Katie Cunningham
Name:	Katie Cunningham
Title:	Director

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK,
as a Lender and an Incremental Term A-1 Lender

By:	/s/ Tedrick Tarver
Name:	Tedrick Tarver
Title:	Director

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SANTANDER BANK, N.A.,
as an Incremental Term A-1 Lender

By:	/s/ Mustafa Khan
Name:	Mustafa Khan
Title:	Senior Vice President

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ZIONS BANCORPORATION, N.A. (d/b/a Amegy Bank), as a Lender

By:	/s/ Ryan Kim
Name:	Ryan Kim
Title:	Vice President

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA (d/b/a Bank of Texas),
as a Lender

By:	/s/ Ross Davis
Name:	Ross Davis
Title:	Vice President

QUANTA SERVICES, INC.

FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SCHEDULE I

Incremental Term A-1 Loan Commitments and Pro Rata Shares

Incremental Term A-1 Lender	Incremental Term A-1 Loan Commitment	Pro Rata Share of Incremental Term A-1 Term Loan
Bank of America, N.A.	$75,000,000.00	10.909090910%
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$100,000,000.00	14.545454546%
PNC Bank, National Association	$75,000,000.00	10.909090909%
Wells Fargo Bank, National Association	$75,000,000.00	10.909090909%
Citizens Bank, N.A.	$75,000,000.00	10.909090909%
Santander Bank, N.A.	$75,000,000.00	10.909090909%
SunTrust Bank	$50,000,000.00	7.272727273%
Bank of Montreal	$40,000,000.00	5.818181818%
HSBC Bank USA, N.A.	$25,000,000.00	3.636363636%
MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	$25,000,000.00	3.636363636%
Regions Bank	$25,000,000.00	3.636363636%
U.S. Bank National Association	$25,000,000.00	3.636363636%
Branch Banking and Trust Company	$22,500,000.00	3.272727273%

Total	$687,500,000.00	100.000000000%

SCHEDULE 2.01

Commitments and Pro Rata Shares

Lender	Revolving Commitment	Pro Rata Share of Revolving Commitment	Outstanding Principal Amount of Term Loans as of Fifth Amendment Effective Date	Pro Rata Share of Term Loans
Bank of America, N.A.	$250,000,000.00	12.594458438%	$123,125,000.00	9.733201582%
PNC Bank, National Association	$250,000,000.00	12.594458438%	$123,125,000.00	9.733201581%
Wells Fargo Bank, National Association	$250,000,000.00	12.594458438%	$123,125,000.00	9.733201581%
JPMorgan Chase Bank, N.A.	$250,000,000.00	12.594458438%	—	—
Bank of Montreal	$150,000,000.00	7.556675063%	$88,125,000.00	6.966403162%
HSBC Bank USA, N.A.	$100,000,000.00	5.037783375%	$121,250,000.00	9.584980237%
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$100,000,000.00	5.037783375%	$148,125,000.00	11.709486166%
U.S. Bank National Association	$100,000,000.00	5.037783375%	$73,125,000.00	5.780632411%
SunTrust Bank	$75,000,000.00	3.778337531%	$74,062,500.00	5.854743083%
Citibank, N.A.	$100,000,000.00	5.037783375%	$48,125,000.00	3.804347826%
Branch Banking and Trust Company	$75,000,000.00	3.778337531%	$61,000,000.00	4.822134387%
Citizens Bank, N.A.	$35,000,000.00	1.763224181%	$94,250,000.00	7.450592885%
MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	$100,000,000.00	5.037783375%	$25,000,000.00	1.976284585%
Regions Bank	$50,000,000.00	2.518891688%	$63,500,000.00	5.019762846%
Santander Bank, N.A.	—	—	$75,000,000.00	5.928853755%
Zions Bancorporation, N.A. (d/b/a Amegy Bank)	$60,000,000.00	3.022670025%	$9,625,000.00	0.760869565%
BOKF, NA (d/b/a Bank of Texas)	$40,000,000.00	2.015113350%	$14,437,500.00	1.141304348%

Total	$1,985,000,000.00	100.000000000%	$1,265,000,000.00	100.000000000%